File Nos. 33-07496
811-04764

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. Post-Effective Amendment No. 26	[_] [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 26	[X]

(Check appropriate box or boxes.)

DREYFUS PREMIER MUNICIPAL BOND FUND
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York                 10166
(Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

Copy To:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

It is proposed that this filing will become effective (check appropriate box)

X	on (DATE) pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

on May 14, 2004 pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on (DATE) pursuant to paragraph (a)(2) of Rule 485

immediately upon filing pursuant to paragraph (b)

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion, March __, 2004

DREYFUS PREMIER MUNICIPAL BOND FUND

Seeks income exempt from federal income tax

PROSPECTUS ________ __, 2004

You, Your Advisor And DREYFUS [LOGO] A Mellon Financial Company

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CONTENTS

THE FUND

Goal/Approach

Main Risks

Past Performance

Expenses

Management

Financial Highlights

YOUR INVESTMENT

Account Policies

Distributions and Taxes

Services for Fund Investors

Instructions for Regular Accounts

FOR MORE INFORMATION

See back cover.

Dreyfus Premier Municipal Bond Fund	THE FUND

Ticker Symbols:	Class A: PTEBX Class B: PMUBX Class C: DMBCX Class Z: n/a

[ICON] GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The fund will invest at least 70% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

Municipal bonds are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The portfolio manager buys and sells bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

[Side Bar]

Concepts to understand

Dollar-weighted average maturity: an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.

Investment grade bonds: independent rating organizations analyze and evaluate a bond issuer’s, and/or any credit enhancer’s, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer’s, and/or any credit enhancer’s, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

[ICON] MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

•	Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the fund’s effective maturity and duration, the more its share price is likely to react to interest rates.

•	Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests primarily in investment grade bonds, it may invest to a limited extent in high yield (“junk”) bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically.

•	Market sector risk. The fund may overweight or underweight certain industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those industries or sectors.

•	Derivatives risk. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund’s other investments.

[Side Bar]

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

[ICON] PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows changes in the fund’s Class A performance from year to year. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. The table compares the fund’s Class A, B and C average annual total returns to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of bond performance. These returns include the fund’s applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Class Z shares are new, past performance information is not available for Class Z as of the date of this prospectus. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses. Class Z shares generally are not available for new accounts.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Class A shares

     -6.41    +17.46     +3.96     +9.59     +4.48     -5.82      +8.28     +3.08      +7.18        +4.83
     '94      '95        '96       '97       '98       '99        '00       '01        '02          '03

Best Quarter:                   Q[1 '95]           [+6.60]%
Worst Quarter:                  Q[1 '94]           [-6.33]%

The year-to-date total return of the fund's Class A shares as of 3/31/04 was ________%.

Average annual total returns as of 12/31/03

Share class/                                                              Since
inception date                 1 Year        5 Years     10 Years       inception
--------------------------------------------------------------------------------------

  Class A (11/26/86)
  returns before taxes          0.10%         2.44%        3.97%           -

  Class A
  returns after taxes
  on distributions               ___%          ___%         ___%           -

  Class A
  returns after taxes
  on distributions and
  sale of fund shares            ___%          ___%         ___%           -

  Class B (1/15/93)
  returns before taxes          0.31%         2.54%        4.12%*          -

  Class C (7/13/95)
  returns before taxes          3.07%         2.62%         -            3.98%
  Lehman Brothers
  Municipal Bond Index
  reflects no deduction for
  fees, expenses or taxes       5.31%         5.83%        6.03%          ___%**
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.

**	Based on the life of Class C. For comparative purposes, the value of the index on 6/30/95 is used as the beginning value on 7/13/95.

[Side Bar]

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON] EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

------------------------------------------------- ------------ ------------ -------------- -------------
Fee table
                                                    Class A      Class B       Class C       Class Z
------------------------------------------------- ------------ ------------ -------------- -------------
Shareholder transaction fees
(fees paid from your account)

Maximum front-end sales charge on purchases
% of offering price                                   4.50        none          none           none

Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less        none*       4.00          1.00           none

Maximum redemption fee % of transaction amount
(charged only when selling shares you have
owned for less than 30 days)                          none        none          none            .10

Annual fund operating expenses
(expenses paid from fund assets)
% of average daily net assets

Management fees                                        .55         .55           .55            .55
Rule 12b-1 fee                                        none         .50           .75           none
Shareholder services fee                               .25         .25           .25            .20
Other expenses                                         .11         .12           .08            .10
Total                                                  .91        1.42          1.63            .85
*	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

------------------------------- ------------------ ------------------ ------------------ ------------------
Expense example
                                     1 Year             3 Years            5 Years           10 Years
------------------------------- ------------------ ------------------ ------------------ ------------------

Class A                               $542               $736               $947             $1,553

Class B

With redemption                       $547               $756               $987             $1,464**
without redemption                    $147               $456               $787             $1,464**

Class C

With redemption                       $270               $526               $907             $1,976
without redemption                    $170               $526               $907             $1,976

Class Z                               $___               $___               $___               $___

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.
This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

[Left Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: a fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. These expenses for Class Z shares are estimated for the current fiscal year; actual expenses may vary.

[ICON] MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $[173] billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.55% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $[3.1] trillion of assets under management, administration or custody, including approximately $[612] billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

On or about March 30, 2004, subject to regulatory approval, Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation and the current parent company of Dreyfus, will transfer its entire interest in Dreyfus, including Dreyfus Service Corporation (the distributor of the Dreyfus Family of Funds) and all of Dreyfus' other direct and indirect subsidiaries, to Mellon Financial Corporation. The reorganization will not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended; Dreyfus is merely becoming a direct, rather than indirect, wholly-owned subsidiary of Mellon Financial Corporation. The reorganization is part of a larger reorganization of Mellon Financial Corporation that is expected to increase organizational synergies, create a more efficient capital structure throughout the organization and result in potential tax savings for the organization.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

James Welch has managed the fund since November 2001 and has been a portfolio manager at Dreyfus since October 2001. Mr. Welch also manages several other Dreyfus municipal bond funds. For the five years prior to joining Dreyfus, Mr. Welch was a senior vice president and member of the portfolio management team at Back Bay Advisors.

The fund, Dreyfus and Dreyfus Service Corporation (the fund’s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions have been filed against Mellon Financial Corporation and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940, as amended, and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out or these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the funds believe that any of the pending actions will have a material adverse affect on the funds or Dreyfus' ability to perform its contract with the funds.

[ICON] FINANCIAL HIGHLIGHTS

The following tables describe the performance of the fund’s Class A, B and C shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited (except as noted) by __________________, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request. No information is provided for the fund’s Class Z shares, which were not offered to the public as of October 31, 2003.

-----------------------------------------------------------------------------------------------------------------
Class A                                                                      Year Ended April 30,

                                                       Six Month
                                                      Period Ended
                                                      October 31,
                                                         2003
                                                      (unaudited)    2003     20021     2001     2000     1999
-----------------------------------------------------------------------------------------------------------------
Per-Share Data ($):
Net asset value, beginning of period                     13.04       12.99     13.14     12.75   14.33    14.69
Investment operations:  Investment income - net            .302        .652      .682      .66     .70      .72
                        Net realized and unrealized       (.08)        .04      (.15)      .39   (1.42)    (.15)
                        gain (loss) on investments
Total from investment operations                           .22         .69       .53      1.05     (.72)    .57
Distributions:          Dividends from investment
                        income - net                      (.30)       (.64)     (.68)     (.66)    (.70)   (.72)
                        Dividends from net realized
                        gain on investments                 -           -         -         -      (.16)   (.21)
Total distributions                                       (.30)       (.64)     (.68)     (.66)    (.86)   (.93)
Net asset value, end of period                           12.96       13.04     12.99     13.14    12.75   14.33
Total Return (%)3                                         1.714       5.45      4.13      8.42    (5.01)   3.96
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                    .935        .94       .92       .98      .93     .91
Ratio of net investment income to average net assets      4.605       4.95      5.20      5.09     5.28    4.96
Portfolio turnover rate                                  63.504      92.94     49.90     58.03    70.39   46.84
Net assets, end of period ($ x 1,000)                   311,871    321,936   361,701   349,3451 361,567 432,276
1	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a dally basis. The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.19% to 5.20%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2	Based on average shares outstanding at each month end.

3	Exclusive of sales charge.

4	Not annualized.

5	Annualized.

-----------------------------------------------------------------------------------------------------------------
Class B                                                                      Year Ended April 30,
                                                       Six Month
                                                      Period Ended
                                                      October 31,
                                                         2003
                                                      (unaudited)     2003      20021     2001     2000     1999
-----------------------------------------------------------------------------------------------------------------
Per-Share Data ($):
Net asset value, beginning of period                     13.05        12.99     13.14     12.76    14.33    14.69
Investment operations: Investment income - net             .272         .582      .612      .60      .63      .65
                   Net realized and unrealized gain
                   (loss) on investments                  (.09)         .06      (.15)      .38    (1.41)    (.15)
Total from investment operations                           .18          .64       .46       .98     (.78)     .50
Distributions:     Dividends from                         (.27)        (.58)     (.61)     (.60)    (.63)    (.65)
investment income - net
                   Dividends from net realized gain
                   on investments                            -            -        -          -     (.16)    (.21)
Total distributions                                       (.27)        (.58)     (.61)     (.60)    (.79)    (.86)
Net asset value, end of period                           12.96        13.05     12.99     13.14    12.76    14.33
Total Return (%)3                                         1.374        5.00      3.60      7.93    (5.51)    3.43
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                   1.445        1.44      1.43      1.49     1.45     1.42
Ratio of net investment income to average net assets      4.095        4.44      4.69      4.63     4.71     4.44
Portfolio turnover rate                                  63.504       92.94     49.90     58.03    70.39    46.84
Net assets, end of period ($ x 1,000)                    34,907      43,022    43,092    47,026   52,979  112,583
1	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.0l and increase the ratio of net investment income to average net assets from 4.68% to 4.69%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2	Based on average shares outstanding at each month end.

3	Exclusive of sales charge.

4	Not annualized.

5	Annualized.

-----------------------------------------------------------------------------------------------------------------
Class C                                                                      Year Ended April 30,
                                                       Six Month
                                                      Period Ended
                                                      October 31,
                                                         2003
                                                      (unaudited)    2003     20021     2001     2000     1999
------------------------------------------------------------------------------------------------------------------
Per-Share Data ($):
Net asset value, beginning of period                     13.06       13.01    13.16     12.77    14.35    14.71
Investment operations:   Investment income - net           .262        .552     .572      .57      .60      .61
                         Net realized and unrealized
                         gain (loss) on investments       (.09)        .05     (.14)      .39    (1.42)    (.15)
Total from investment operations                           .17         .60      .43       .96     (.82)     .46
Distributions:           Dividends from investment
                         income -net                      (.25)       (.55)    (.58)     (.57)    (.60)    (.61)

                         Dividends from net realized
                         gain on investments                -           -        -         -      (.16)    (.21)
Total distributions                                       (.25)       (.55)    (.58)     (.57)    (.76)    (.82)
Net asset value, end of period                           12.98       13.06    13.01     13.16    12.77    14.35
Total Return (%)3                                         1.344       4.67     3.35      7.63    (5.71)    3.16
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                   1.675       1.67     1.66      1.72     1.68     1.67
Ratio of net investment income to average net assets      3.875       4.18     4.45      4.36     4.52     4.11
Portfolio turnover rate                                  63.504      92.94    49.90     58.03    70.39    46.84
Net assets, end of period ($ x 1,000)                    11,250     13,330    9,544     4,035    4,424    8,095
1	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.0l and increase the ratio of net investment income to average net assets from 4.42% to 4.45%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2	Based on average shares outstanding at each month end.

3	Exclusive of sales charge.

4	Exclusive of sales charge.

5	Annualized.

YOUR INVESTMENT

[ICON] ACCOUNT POLICIES

__________

The Dreyfus Premier funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult your financial representative for further information.

You will need to choose a share class before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC). Your financial representative can help you choose the share class that is appropriate for you.

•	Class A shares may be appropriate for investors who prefer to pay the fund’s sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon. If you invest $1 million or more, Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

•	Class B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer–term investment horizon.

•	Class C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter–term investment horizon.

•	Class Z shares generally are offered only to shareholders who received Class Z shares in exchange for their shares of General Municipal Bond Fund, Inc. as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

[Side Bar]

Reduced Class A sales charge

Letter of intent: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

Right of accumulation: when calculating your sales charge on Class A shares you may take into account the value of any shares you own in this fund or in certain other Dreyfus Premier Funds or Dreyfus Founders Funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation of qualification.

Consult the Statement of Additional Information (SAI) or your financial representative for more details.

Share class charges

Each share class has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see if this may apply to you.

---------------------------------------------------------------------------
Sales charges

Class A - charged when you buy shares

                                    Sales charge          Sales charge
                                    deducted as a %       as a % of your
     Your investment                of offering price     net investment
     ------------------------------ --------------------- -----------------
                                    Class                 Class
                                    A                     A
     ------------------------------ --------------- ----- -----------------
     Up to $49,999                  4.50%                 4.70%
     $50,000 - $99,999              4.00%                 4.20%
     $100,000 - $249,999            3.00%                 3.10%
     $250,000 - $499,999            2.50%                 2.60%
     $500,000 - $999,999            2.00%                 2.00%
     $1 million or more*            0.00%                 0.00%

        * A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

     ---------------------------------------------------------------------------
     Class B - charged when you sell shares
                                              CDSC as a % of your initial
     Years since purchase                     investment or your redemption
     was made                                 (whichever is less)
     ---------------------------------------- ----------------------------------
     Up to 2 years                            4.00%
     2 - 4 years                              3.00%
     4 - 5 years                              2.00%
     5 - 6 years                              1.00%
     More than 6 years                        Shares will automatically
                                              convert to Class A

     Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.
     ---------------------------------------------------------------------------
     Class C - charged when you sell shares

     A 1.00% CDSC is imposed on redemptions made within the first year of purchase.
     Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
     ---------------------------------------------------------------------------
     Class Z - no sales load or Rule 12b-1 fees

     Class Z shares generally are not available for new accounts.

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments generally are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments

                            Initial                     Additional
--------------------- -------------------- -------------------------------------

Regular accounts              $1,000                    $100; $500
                                           for Dreyfus TeleTransfer investments

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[Left Side Bar]

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s Class A shares are offered to the public at NAV plus a sales charge. Classes B, C and Z are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

•	the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

If you are selling or exchanging Class Z shares you have owned for less than 30 days, the fund may deduct a 0.10% redemption fee (not charged on shares sold through the Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).

[Side Bar]

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more also must be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Limitations on selling shares by phone or online

Proceeds                 Minimum             Maximum
sent by                  phone/online        phone/online
------------------------ ------------------- --------------------------------------

Check*                   no minimum          $250,000 per day

Wire                     $1,000              $500,000 for joint accounts
                                             every 30 days/$20,000 per day

Dreyfus TeleTransfer     $500                $500,000 for joint accounts every
                                             30 days/$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund’s view, is likely to engage in excessive trading, short-term market timing or other abusive trading practices. In making this judgment, the fund may consider trading done in multiple accounts under common ownership or control. Transactions placed by suspected excessive traders may not be deemed accepted by the fund and may be cancelled or revoked by the fund on the next business day following receipt by the fund or its transfer agent. While the fund will take reasonable steps to prevent excessive shore term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

The fund also reserves the right to:

•	Refuse any purchase or exchange request

•	Change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

•	Change its minimum investment amounts

•	Delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

•	"Redeem in Kind," or make payments in securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

[Left Side Bar]

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

__________

[ICON] DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distribution will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal income tax. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

[ICON] SERVICES FOR FUND INVESTORS

If you purchased fund shares through a third party, the third party may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561.

For investing

Dreyfus Automatic Asset Builders®	For making automatic investments from a designated bank account.

Dreyfus Payroll Savings Plan	For making automatic investments through a payroll deduction.

Dreyfus Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep	For automatically reinvesting the dividends and distributions from the fund into another Dreyfus fund or certain Founders- advised funds (not available for IRAs).

For exchanging shares

Dreyfus Auto-Exchange Privilege	For making regular exchanges from the fund into another Dreyfus fund or certain Founders-advised funds.

For selling shares

Dreyfus Automatic Withdrawal Plan	For making regular withdrawals from most
Dreyfus funds. There will be no CDSC on
Class B or Class C shares, as long as the
amount of any withdrawal does not exceed
an annual rate of 12% of the greater of the
account value at the time of the first
withdrawal under the plan, or at the time of
the subsequent withdrawal.

Checkwriting privilege (Class A and Z only)

You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. Class Z shares also may be exchanged for shares of certain other Dreyfus funds. You can request your exchange by contacting your financial representative. Class Z shares also may request an exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). If you are selling or exchanging Class Z shares you have owned for less than 30 days, the fund may deduct a .10% redemption fee. There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Dreyfus Express®
voice-activated account access (Class Z only)

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more – when it’s convenient for you – by calling 1-800-645-6561. Certain requests may require the services of a representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

[ICON] In Writing

Complete the application.
Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

[ICON] By Telephone

Wire Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:
•   ABA# 021000018
•   DDA# 8900119292
•   the share class
•   your account number
•   name(s) of investor(s)
•   dealer number if applicable

Return your application with the account number on the application.

[ICON] Online (www.dreyfus.com)

          ________

[ICON] Automatically

With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

Wire Have your bank send your investment to The Bank of New York, with these instructions:
•   ABA # 021000018
•   DDA # 8900119292
•   the fund name
•   the share class
•   your account number
•   name(s) of investor(s)
•   dealer number if applicable

Electronic check Same as wire, but insert “111” before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Website to request your transaction.

All services Call us or your financial representative to request a form to add any automatic investing service (see “Services for Fund Investors”). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a redemption check (Class A and Z only) or write a letter of instruction that includes:
•   your name(s) and signature(s)
•   your account number
•   the fund name
•   the share class
•   the dollar amount you want to sell
•   how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies—Selling Shares”).

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

Wire Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Call us or your financial representative to request your transaction. A check will be sent to the address of record.

Wire Visit the Dreyfus Website to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Visit the Dreyfus Website to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Visit the Dreyfus Website to request your transaction. A check will be sent to the address of record.

Dreyfus Automatic Withdrawal Plan Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

[Left Side Bar]

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Class Z shareholders should call 1-800-645-6561.

Make checks payable to: The Dreyfus Family of Funds.

[Right Side Bar]

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

FOR MORE INFORMATION

Dreyfus Premier Municipal Bond Fund
SEC file number: 811-4764

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

[Left Side Bar]

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
Holders of Class Z shares should call 1-800-645-6561

By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

©2004 Dreyfus Service Corporation

Subject to Completion, March __, 2004

DREYFUS PREMIER MUNICIPAL BOND FUND
CLASS A, CLASS B, CLASS C AND CLASS Z SHARES

STATEMENT OF ADDITIONAL INFORMATION
_____ __, 2004

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Municipal Bond Fund (the “Fund”), dated _____ __, 2004, as it may be revised from time to time. To obtain a copy of the Fund’s Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561).

          The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Page

Description of the Fund
Management of the Fund
Management Arrangements
How to Buy Shares
Distribution Plan and Shareholder Services Plan
How to Redeem Shares
Shareholder Services
Determination of Net Asset Value
Dividends, Distributions and Taxes
Portfolio Transactions
Performance Information
Information About the Fund
Counsel and Independent Auditors
Appendix	B-2 B-16 B-21 B-24 B-31 B-32 B-37 B-42 B-42 B-45 B-46 B-48 B-51 B-51

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

DESCRIPTION OF THE FUND

          The Fund is a Massachusetts business trust that commenced operations on November 26, 1987. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Bonds”). The Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

          The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

           Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

           Municipal Bonds. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds (or other investments with similar investment characteristics). Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities’ interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.

          The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

           Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund’s investment objective.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests. The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Bond in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund’s Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the Municipal Bond, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

           Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Fund may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund’s Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund’s investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund’s Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

          The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund’s net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Ratings of Municipal Bonds. The Fund will invest at least 70% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch” and, together with Moody’s and S&P, the “Rating Agencies”). The Fund may invest up to 30% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody’s and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

          The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended April 30, 2003, computed on a monthly basis, was as follows:

                                                                       Percentage
Fitch           or     Moody's               or      S&P              of Value
-----                  -------                       ---               --------

  AAA                   Aaa                           AAA                42.8%
  AA                    Aa                            AA                 10.2%
  A                     A                             A                  13.6%
  BBB                   Baa                           BBB                15.8%
  BB                    Ba                            BB                  4.1%
  B                     B                             B                   1.5%
  CCC                   Caa                           CCC                 0.1%
  F-1+/F-1              MIG1/VMIG1, P-1               SP-1+,SP-1,
                                                      A1+/A1              1.0%
  Not Rated             Not Rated                     Not Rated          10.9%*
                                                                        -------
                                                                        100.0%
*	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.2%); A/A (0.7%); BBB/Baa (7.0%); and BB/Ba (3.0%).

           Subsequent to its purchase by the Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds. To the extent that the ratings given by the Rating Agencies for Municipal Bonds may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

           Stand-By Commitments. The Fund may acquire “stand-by commitments” with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Bonds. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

           Zero Coupon, Pay-In-Kind and Step-Up Securities. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds which are debt securities that generally pay interest through the issuance of additional bonds; and step-up bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Dividends, Distributions and Taxes.”

           Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

           Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund’s net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody’s, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See “Dividends, Distributions and Taxes.” Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund’s net assets be invested in Taxable Investments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

           Investment Companies. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fee and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund’s aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See “Lending Portfolio Securities.”

Investment Techniques

           The following information supplements and should be read in conjunction with the Fund’s Prospectus. The Fund’s use of certain of the investment techniques described below may give rise to taxable income.

           Borrowing Money. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.

           Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

           The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

           The Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund’s net assets be in deposits on short sales against the box.

           Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

           Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A. as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

           Derivatives. The Fund may invest in, or enter into, derivatives, for a variety of reasons, including to hedge certain market and interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, and options on futures contracts. The Fund's portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

           Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

           If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

           Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

           The Fund will not be a commodity pool. In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

           Successful use of futures and options with respect thereto by the Fund also is subject to the Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

           Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

           A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

           There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

           Successful use by the Fund of options will be subject to the Manager’s ability to predict correctly movements in interest rates. To the extent the Manager’s predictions are incorrect, the Fund may incur losses.

           Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

           Forward Commitments. The Fund may purchase and sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued, or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

           Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

           Investing in Municipal Bonds. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

           Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund’s structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

           Lower Rated Bonds. The Fund may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) municipal securities such as those rated below investment grade by the Rating Agencies (commonly known as “high yield” or “junk” bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated municipal securities. See the Appendix for a general description of the Rating Agencies’ ratings of municipal securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer.

           The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

           Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager’s judgment may play a greater role in valuation because less reliable objective data may be available.

           These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

           The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

           The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up securities, in which the Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.

           Simultaneous Investments. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

           The Fund’s investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Bonds (or other investments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 through 12 are not fundamental policies and may be changed by a vote of a majority of the Fund’s Board members at any time. The Fund may not:

1.	Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

2.	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

3.	Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

4.	Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

5.	Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

6.	Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board members.

7.	Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

8.	Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9.	Invest in companies for the purpose of exercising control.

10.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

11.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the Fund's assets.

12.	Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which no secondary market exists and the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of its net assets would be so invested.

           For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

           If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

          The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission, which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund’s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.

MANAGEMENT OF THE FUND

          The Fund’s Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

         The Dreyfus Corporation                              Investment Adviser
         Dreyfus Service Corporation                          Distributor
         Dreyfus Transfer, Inc.                               Transfer Agent
         The Bank of New York                                 Custodian

Board Members of the Fund1

           Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)                          Principal Occupation
Position with Fund (Since)          During Past 5 Years                Other Board Memberships and  Affiliations
--------------------------          -------------------                -----------------------------------------
Joseph S. DiMartino (60)            Corporate Director and Trustee     The Muscular Dystrophy Association, Director
Chairman of the Board (1995)                                           Levcor International, Inc., an apparel fabric
                                                                         processor, Director
                                                                       Century Business Services, Inc., a provider of
                                                                         outsourcing functions for small and medium size
                                                                         companies, Director
                                                                       The Newark Group, a provider of a national market
                                                                         of paper recovery facilities, paperboard mills
                                                                         and paperboard converting plants, Director

Clifford L. Alexander, Jr. (70)     President of Alexander &           Wyeth (formerly, American Home Products
Board Member (1988)                   Associates, Inc., a management     Corporation), a global leader in
                                      consulting firm (January 1981      pharmaceuticals, consumer healthcare products
                                      - present)                         and animal health products, Director
                                                                       Mutual of America Life Insurance Company,
                                                                         Director
                                    Chairman of the Board of Moody's
                                      Corporation
                                      (October 2000 - October 2003)
                                    Chairman of the Board and Chief
                                      Executive Officer of The Dun
                                      and Bradstreet Corporation
                                      (October 1999 - September 2000)

Peggy C. Davis (60)                 Shad Professor of Law,               None
Board Member (1990)                   New York University School of
                                      Law (1983 - present)
                                    Writer and teacher in the fields
                                      of evidence, constitutional
                                      theory, family law, social
                                      sciences and the law, legal
                                      process and professional
                                      methodology and training

Ernest Kafka (70)                   Physician engaged in private         None
Board Member (1988)                   practice specializing in the
                                      psychoanalysis of adults and
                                      adolescents (1962-present)
                                    Instructor, The New York
                                       Psychoanalytic Institute
                                        (1981 - present)

                                    Associate Clinical Professor of
                                      Psychiatry at Cornell Medical
                                      School (1987 - 2002)

Nathan Leventhal (60)                Chairman of the Avery-Fisher        None
Board Member (1989)                    Artist Program
                                       (November 1997 - present)
                                    President of Lincoln Center for
                                       the Performing Arts, Inc.
                                       (March 1984 - December 2000)
[1]	None of the Board members are “interested persons” of the Fund, as defined in the 1940 Act.

           Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund’s financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not “interested persons” of the Fund for election to the Fund’s Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund’s investments. The audit committee met four times during the fiscal year ended April 30, 2003. The nominating, pricing and compensation committees had no meetings during the last fiscal year.

          The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

                                                    Aggregate Holding of Funds
                                                    in the Dreyfus Family of
                                                    Funds for which Responsible
Name of Board Member                   Fund         as a Board Member
--------------------                   ----         ---------------------------

Joseph S. DiMartino                    None           Over $100,000

Clifford L. Alexander, Jr.             None           Over $100,000

Peggy C. Davis                         None           None

Ernst Kafka                            None           Over $100,000

Nathan Leventhal                       None           $1 - $10,000

           As of December 31, 2003, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

          The Fund typically pays its Board members its allocated portion of an annual retainer of $50,000 and a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 2003, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds was set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2003, are set forth below:

                                                         Total Compensation
                                     Aggregate         From the Fund and Fund
Name of Board                    Compensation from        Complex Paid to
   Member                           the Fund*             Board Member (** )
-----------------           -----------------------    ------------------------

Joseph S. DiMartino                   $2,206                  $__ (191)

Clifford L. Alexander, Jr.            $1,765                  $__ (53)

Peggy C. Davis                        $1,765                  $__ (26)

Ernest Kafka                          $1,765                  $__ (26)

Saul B. Klaman***                     $2,502                  $__ (26)

Nathan Leventhal                      $1,765                  $__ (26)

_________________

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,480 for all Board members as a group.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

***	Emeritus Board member as of January 18, 2000.

Officers of the Fund

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and
President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer,
Vice Chairman and a director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel
of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of the
Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

STEVEN F. NEWMAN, Assistant Secretary since March 2000. Associate General Counsel and
Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General Counsel of the
Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000. Associate General Counsel of the
Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of the
Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

GREGORY S. GRUBER, Assistant Treasurer since March 2000. Senior Accounting Manager –
Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 57 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice
President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

           The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

          Board members and officers, as a group, owned less than 1% of the Fund’s shares outstanding on ___________, 2004. See “Information About the Fund” for a list of shareholders known by the Fund to own of record 5% or more of the Fund’s outstanding voting securities as of ______, 2004.

MANAGEMENT ARRANGEMENTS

           Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon”). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

           The Manager provides management services pursuant to a Management Agreement (the “Agreement”) between the Manager and the Fund. The Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the Fund’s outstanding shares, or, on not less than 90 days’ notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund’s investment strategies; the personnel, resources and experience of the Manager; the Fund’s performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager’s costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Fund’s Distribution Plan and Shareholder Services Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.

          The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O’Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

          The Manager’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon’s Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

          The Manager manages the Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund’s Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund’s Board to execute purchases and sales of securities. The Fund’s portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager.

          The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund’s existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders’ reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Shares of each Class are subject to an annual shareholder service fee and Class B and Class C shares are subject to an annual distribution fee. See “Distribution Plan and Shareholder Services Plan.”

          As compensation for the Manager’s services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of the Fund’s average daily net assets. For the fiscal years ended April 30, 2001, 2002 and 2003, the management fees paid by the Fund amounted to $2,243,231, $2,268,271 and $2,200,355, respectively.

          The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

          The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund’s net assets increases.

           Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

          The Distributor compensates certain financial institutions (which may include banks), securities dealers (“Selected Dealers”) and other industry professionals (collectively, “Service Agents”) for selling Class A shares subject to a contingent deferred sales charge (“CDSC”), and Class B shares and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Fund’s Distribution Plan (described below), in part, are used to defray these expenses.

          The amounts retained on the sale of the Fund’s shares by the Distributor from sales loads and from CDSCs as applicable, with respect to the Fund’s Class A, Class B and Class C shares, for the fiscal years ended April 30, 2001, 2002, and 2003, were: $14,685, $28,157 and $27,308, respectively, from Class A shares; $181,399, $168,210 and $56,660, respectively, from Class B shares; and $3,060, $2,896 and $3,025, respectively, from Class C shares.

          The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Fund. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

           Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          The Bank of New York (the “Custodian”), 100 Church Street, New York, New York 10286, is the Fund’s custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

           General. Class A, Class B and Class C shares may be purchased only by clients of Service Agents, except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

           Class Z shares are offered only to shareholders of the Fund who received Class Z shares in exchange for their shares of General Municipal Bond Fund, Inc. as a result of the reorganization of such fund and who continue to maintain Fund accounts at the time of purchase. In addition, certain broker-dealers and other financial institutions maintaining accounts with General Municipal Bond Fund, Inc. at the time of the reorganization of such fund may open new accounts in Class Z of the Fund on behalf of qualified retirement plans and “wrap accounts” or similar programs. Class Z shares generally are not available for new accounts.

           Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

          When purchasing Fund shares, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares, purchased at the same time, and to what extent, if any, such differential could be offset by the return on Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing Distribution Plan and Shareholder Services Plan fees on Class B shares or Class C shares may exceed the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing Distribution Plan and Shareholder Services Plan fees.

          In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

           Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Third parties may receive payments from the Manager in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. You should consult your Service Agent in this regard.

          The minimum initial investment is $1,000. Subsequent investments must be at least $100. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

          Fund shares also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under “Shareholder Services.” These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Fund shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund’s net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund’s investments, see “Determination of Net Asset Value.”

          If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

           Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a regular business day and transmitted to the Distributor or its designee by the close of such business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

           Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                                Total Sales Load
                                    ------------------------------------------   ------------------------
                                        As a % of               As a % of               Dealers'
Amount of Transaction                 offering price         net asset value      reallowance as a % of
---------------------                   per share               per share            offering price
                                    -------------------     ------------------   ------------------------
Less than $50,000                          4.50                   4.70                    4.25
$50,000 to less than $100,000              4.00                   4.20                    3.75
$100,000 to less than $250,000             3.00                   3.10                    2.75
$250,000 to less than $500,000             2.50                   2.60                    2.25
$500,000 to less than $1,000,000           2.00                   2.00                    1.75
$1,000,000 or more                         -0-                     -0-                     -0-

          A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

          The scale of sales loads applies to purchases of Class A shares made by any “purchaser,” which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below is an example of the method of computing the offering price of the Fund’s Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund’s Class A shares on April 30, 2003:

   NET ASSET VALUE per Share                                 $13.04
   Per Share Sales Charge - 4.5% of
   offering price (4.7% of net asset value
   per share)                                                $ 0.61
                                                             ------

   Per Share Offering Price to the Public                    $13.65
                                                             ======

           Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund’s Board, or the spouse or minor child of any of the foregoing.

           Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

           Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have been subject to an initial sales charge or a contingent deferred sales charge with respect to such redeemed shares.

           Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

           Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund’s Prospectus and in this Statement of Additional Information under “How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares.”

           Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder’s Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

           Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See “How to Redeem Shares – Contingent Deferred Sales Charge – Class C Shares.”

           Class Z Shares. The public offering price for Class Z shares is the net asset value per share of that Class. Class Z shares generally are not available for new accounts.

           Right of Accumulation — Class A Shares. Reduced sales loads apply to any purchase of Class A shares by you and any related “purchaser” as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of the Fund or shares of certain other funds advised by the Manager or Founders Asset Management LLC (“Founders”), an indirect subsidiary of the Manager, that are subject to a front-end sales load or CDSC, or shares acquired by a previous exchange of such shares (hereinafter referred to as “Eligible Funds”), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

          To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

           Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds (“Federal Funds”) and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by you with sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

           Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

           Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares--Dreyfus TeleTransfer Privilege.”

           Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

           Class B and Class C shares are subject to a Distribution Plan and Class A, Class B, Class C and Class Z shares are subject to a Shareholder Services Plan.

           Distribution Plan. Rule 12b-1 (the “Rule”), adopted by the Securities and Exchange Commission under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund’s Board has adopted such a plan (the “Distribution Plan”) with respect to the Fund’s Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the average daily net assets of Class C. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund’s Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of Class B and Class C shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to each of Class B and Class C, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan or (ii) by vote of the holders of a majority of such Class.

          For the fiscal year ended April 30, 2003, the Fund paid the Distributor $216,550 and $99,159 with respect to Class B and Class C, respectively, pursuant to the Distribution Plan.

           Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders each Class of the Fund a fee at the annual rate of 0.25% of the value of the average daily net assets of Class A, Class B and Class C, respectively, and a fee at the annual rate of 0.20% of the value of the average daily net assets of Class Z. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to each Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, or in any agreements entered into in connection with the Shareholder Services Plan.

          For the fiscal year ended April 30, 2003, the Fund paid the Distributor $858,833, $108,275 and $33,053 with respect to Class A, Class B and Class C, respectively, pursuant to the Shareholder Services Plan. As Class Z shares of the Fund had not been offered for a fiscal year as of the date of this Statement of Additional Information, no information is provided as to the fees paid by such Class pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

           General. If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

           Redemption Fee – Class Z Shares. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Class Z shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such Class Z shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.

          No redemption fee will be charged on the redemption or exchange of Class Z shares (1) through the Fund’s Checkwriting Privilege, Automatic Withdrawal Plan, or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by securities dealers, banks or other financial institutions approved by the Distributor that utilize the National Securities Clearing Corporation’s networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time, or from time to time.

           Contingent Deferred Sales Charge--Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

          If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund’s performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

          The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

                                            CDSC as a % of Amount Invested or
               Year Since Purchase                 Redemption Proceeds
                Payment Was Made                   (whichever is less)
     -----------------------------------   ------------------------------------
     -----------------------------------   ------------------------------------

     First..............................                  4.00
     Second.............................                  4.00
     Third..............................                  3.00
     Fourth.............................                  3.00
     Fifth..............................                  2.00
     Sixth..............................                  1.00

          The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

                                                            CDSC as a % of
                                                          Amount Invested or
                Year Since Purchase                       Redemption Proceeds
                  Payment Was Made                        (whichever is less)
     -------------------------------------------      ------------------------

     First.....................................                  3.00
     Second....................................                  3.00
     Third.....................................                  2.00
     Fourth....................................                  2.00
     Fifth.....................................                  1.00
     Sixth.....................................                  0.00

          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); and finally, of amounts representing the cost of shares held for the longest period.

          For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

           Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See “Contingent Deferred Sales Charge--Class B Shares” above.

           Waiver of CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund’s Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund’s Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

          To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

           Checkwriting Privilege--Class A and Class Z Only. The Fund provides redemption checks (“Checks”) to investors in Class A and Class Z shares automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A and Class Z shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

          You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

           Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A or Class Z shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

           This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

           Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See “How to Buy Shares” for a discussion of additional conditions or fees that may be imposed upon redemption.

          In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

           Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

           Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

          To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates; Signatures.”

           Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

           Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.

           Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

           Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

           Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. With respect to Class Z shares, the Fund will deduct a redemption fee equal to 0.10% of the net asset value of Class Z shares exchanged out of the Fund where the exchange is made less than 30 days after the issuance of such Class Z shares. Shares of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

          To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

          You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose (“Exchange Account”). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See “How to Redeem Shares.” Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

          To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.

           During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

           Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

           Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561), or visiting the Dreyfus.com Web site. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

           Dreyfus-Automatic Asset Builder.® Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

           Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’, military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

           Dreyfus Payroll Savings Plan—Class Z Only. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period.

           Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid with respect to Class A shares by a fund may be invested without a sales load in Class A shares of other funds offered without a sales load.

B.	Dividends and distributions paid with respect to Class A shares by a fund that does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid with respect to Class A shares by a fund that charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund with respect to Class B or Class C shares may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

           Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

           Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          No CDSC with respect to Class B or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

           Letter of Intent--Class A Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds purchased by you and any related “purchaser” (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

          Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

DETERMINATION OF NET ASSET VALUE

           Valuation of Portfolio Securities. The Fund’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Fund’s Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service’s procedures are reviewed by the Fund’s officers under the general supervision of the Fund’s Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Fund’s Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Distribution Plan and Shareholder Services Plan, as applicable, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

           New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

           Management believes that the Fund qualified as a “regulated investment company” under the Code for the fiscal year ended April 30, 2003. The Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains) and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

          The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Fund shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.

           Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

          If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

          Any dividend or distribution paid shortly after an investor’s purchase of Fund shares may have the effect of reducing the aggregate net asset value of such shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense, as described herein. In addition, if a shareholder has not held the shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of the gains realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

          Gain or loss, if any, realized by the Fund from certain financial futures and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund as described above.

           Offsetting positions held by the Fund involving certain futures and options transactions may constitute “straddles.” To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute “mixed straddles.” The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

          If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

           Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

           Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

           Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

           Transactions are allocated to various dealers by the Fund’s portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

           Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager’s opinion that the receipt and study of such services should not reduce the overall expenses of its research department.

          The Fund’s portfolio turnover rate for the fiscal years ended April 30, 2001, 2002, and 2003 was 58.03%, 49.90% and 92.94%, respectively. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund’s annual portfolio turnover rate may exceed 100% in particular years.

           There were no transactions during the last fiscal year in newly issued debt instruments in fixed price public offerings directed to an underwriter in consideration of, among other things, research services.

PERFORMANCE INFORMATION

           The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Past Performance.”

          No performance data is provided for Class Z shares, since such shares were not offered until the date of this Statement of Additional Information.

           Current yield for the 30-day period ended April 30, 2003 for Class A was 3.69%, for Class B was 3.37% and for Class C was 3.14%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund’s expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B, Class C or Class Z on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

           Based upon a 2003 Federal tax rate of 35.0%, the tax equivalent yield for the 30-day period ended April 30, 2003 for Class A was 5.68%, for Class B was 5.18% and for Class C was 4.83%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield that is not tax exempt.

          The tax equivalent yield noted above represents the application of the highest Federal marginal personal income tax rate presently in effect. The tax equivalent yield figure, however, does not reflect the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

          The average annual total return for the 1, 5 and 10 year periods ended April 30, 2003 for Class A was .72%, 2.35% and 4.45%, respectively. The average annual total return for the 1, 5 and 10 year periods ended April 30, 2003 for Class B was 1.00%, 2.47% and 4.60%, respectively. The average annual total return for the 1, 5 and 7.81 year periods ended April 30, 2003 for Class C was 3.67%, 2.52% and 3.90%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the “n”th root of the quotient (where “n” is the number of years in the period) and subtracting 1 from the result. A Class’ average annual total return figures calculated in accordance with such formula provides that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period. The average annual total return for Class B shares assumes a conversion to Class A shares after six years.

          The total return for Class A for the period November 26, 1986 (commencement of operations) through April 30, 2003 was 160.08%. Based on net asset value per share, the total return for Class A was 172.36% for this period. The total return for Class B for the period January 15, 1993 (commencement of initial offering of Class B shares) through April 30, 2003 was 64.52%. The total return for Class C for the period July 13, 1995 (commencement of initial offering of Class C shares) through April 30, 2003 was 34.82%. Total return is calculated by subtracting the amount of the Fund’s net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC) and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales charge, which, if reflected, would reduce the performance quoted. The total return for Class B shares takes into consideration a conversion to Class A shares after six years. Since the periods covered for Class B and Class C are beyond the period for which a CDSC would be applied, no CDSC is factored into the aggregate total return quoted above for Class B and Class C.

          From time to time, the after-tax returns of the Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.

          From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as being representative of the Fund’s past or future performance.

           Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Lipper Leader Ratings, Moody’s Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other indices and industry publications. Advertising materials for the Fund also may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and/or to studies performed by the Manager or its affiliates, such as “The Dreyfus Tax Informed Investing Study” or “The Dreyfus Gender Investment Comparison Study” or such other studies.

INFORMATION ABOUT THE FUND

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

          The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s Agreement and Declaration of Trust (“Trust Agreement”) disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in the agreement, obligation or instrument entered into or executed by the Fund or a Board member. The Trust Agreement provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

           Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund’s performance and its shareholders. Accordingly, if the Fund’s management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part of any purchase or exchange request, with respect to such investor’s account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four purchases/redemptions or exchanges during any twelve-month period (so-called roundtrips) or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund’s management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund’s total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund’s policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

          To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

           The Fund sends annual and semi-annual financial statements to all its shareholders.

          The Manager’s legislative efforts led to the 1976 Congressional amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $23 billion in tax exempt assets.

          As of _______, 2004, the following entities owned of record 5% or more of the outstanding shares of beneficial interest of the Fund:

         [Class A -       National Financial Services
                          82 Devonshire Street
                          Boston, MA 02109-3605
                           7.88%

                          Salomon Smith Barney Inc.
                          333 West 34th Street
                          New York, NY 10001-2402
                          7.28%

         Class B -        Merrill Lynch Pierce Fenner & Smith
                          For the Sole Benefit of Its Customers
                          4800 Deer Lake Drive East
                          Jacksonville, FL 32246-6484
                          15.04%

                          National Financial Services
                          82 Devonshire Street
                          Boston, MA 02109-3605
                          13.58%

                          Donaldson Lufkin Jenrette Securities Corporation Inc.
                          P.O. Box 2052
                          Jersey City, NJ 07303-2052
                          9.34%

                          Salomon Smith Barney, Inc.
                          333 West 34th Street
                          New York, NY 10001-2402
                          5.83%

                          Fiserv Securities, Inc.
                          One Commerce Square
                          2005 Market Street
                          Philadelphia, PA 19103-7084
                          5.08%

         Class C -        Wells Fargo Investments LLC
                          608 Second Avenue South
                          Minneapolis, MN 55402-1916
                          36.94%

                          Merrill Lynch Pierce Fenner & Smith
                          For the Sole Benefit of Its Customers
                          4800 Deer Lake Drive East
                          Jacksonville, FL 32246-6484
                          10.32%

                          First Clearing, LLC
                          10750 Wheat First Drive
                          Glen Allen, VA 23060-9245
                          7.08%]

          A shareholder who beneficially owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed to be a “control person” (as defined in the 1940 Act) of the Fund.

COUNSEL AND INDEPENDENT AUDITORS

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund’s Prospectus.

           ________________________________________________________________, independent auditors, has been selected as independent auditors of the Fund.

APPENDIX

Rating Categories

           Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

Long-term

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Commercial paper

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated ‘D’ is payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa
Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A
Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. ‘CC’ ratings indicate that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.

‘NR’
indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

DREYFUS PREMIER MUNICIPAL BOND FUND

PART C. OTHER INFORMATION

Item 23.	Exhibits

(a)	Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995, and Exhibit (1)(b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 13, 1997.

(b)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on August 3, 2000.

(d)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

(e)(i)	Form of Distribution Agreement.*

(e)(ii)	Forms of Service Agreements are incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on August 3, 2000.

(g)(i)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1996. Sub-Custodian agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 12 to the registration Statement on Form N-1A, filed on June 22, 1994.

(g)(ii)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 21, 2002.

(g)(iii)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 21, 2002.

(h)	Form of Shareholder Services Plan.*

(i)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

(j)	Consent of Independent Auditors.**

(m)	Form of Distribution Plan.*

(n)	Form of Rule 18f-3 Plan.*

(p)	Code of Ethics.*

__________
* Filed Herewith.
** To be Filed by Amendment.

Item 23.	Other Exhibits

(a)	Power of Attorney for other Fund Officers and each Board Member is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on August 3, 2000.

(a)(ii)	Power of Attorney of Officers is incorporated by reference to Other Exhibits (a)(ii) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 21, 2002.

(b)	Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on August 15, 2001.

Item 24.	Persons Controlled by or under Common Control with Registrant Not Applicable.

Item 25.	Indemnification

Reference is made to Article VIII of Registrant’s Amended and Restated Agreement and Declaration of Trust incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995. The application of these provisions is limited by Article 10 of Registrant’s By-Laws, filed as Exhibit (b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on August 3, 2000, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission (the “SEC”):

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to, trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in Securities Act and will be governed by the final adjudication of such issue.

Reference is also made to the Distribution Agreement filed as Exhibit (e) to the Registration Statement.

Item 26.	Business and Other Connections of Investment Adviser

The Dreyfus Corporation (“Dreyfus”) and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 ,as amended, and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 26.	Business and Other Connections of Investment Adviser (continued)

Officer and Directors of Investment Adviser

Name and Position
With Dreyfus                 Other Businesses                         Position Held                          Dates
---------------------------- ---------------------------------------- -------------------------------------- --------------------
Stephen R. Byers             Lighthouse Growth Advisors LLC++         Member, Board of Managers              9/02-Present
Director, Vice Chairman,                                              President                              9/02-11/02
and Chief Investment
Officer
                             Dreyfus Service Corporation++            Senior Vice President                  3/00-Present
                             Founders Asset Management, LLC****       Member, Board of Managers              6/02-Present
                             Dreyfus Investment Advisers, Inc.++      Chief Investment Officer and Director  2/02-Present

Stephen E. Canter            Mellon Financial Corporation+            Vice Chairman                          6/01-Present
Chairman of the Board,
Chief Executive Officer
and Chief Operating Officer
                             Mellon Bank, N.A.+                       Vice Chairman                          6/01-Present
                             Standish Mellon Asset Management         Board Manager                          7/03-Present
                             Company LLC*
                             Mellon Growth Advisors, LLC*             Board Member                           1/02-7/03
                             Dreyfus Investment Advisors, Inc. ++     Chairman of the Board                  1/97-2/02
                                                                      Director                               5/95-2/02
                                                                      President                              5/95-2/02
                             Newton Management Limited London,        Director                               2/99-Present
                             England
                             Mellon Bond Associates, LLP+             Executive Committee Member             1/99-7/03
                             Mellon Equity Associates, LLP+           Executive Committee Member             1/99-Present
                             Franklin Portfolio Associates, LLC*      Director                               2/99-Present
                             Franklin Portfolio Holdings, Inc.*       Director                               2/99-Present
                             TBCAM Holdings, Inc.*                    Director                               2/99-Present
                             Mellon Capital Management                Director                               1/99-Present
                             Corporation***
                             Founders Asset Management LLC****        Member, Board of Managers              12/97-Present
                             The Dreyfus Trust Company+++             Director                               6/95-Present
                                                                      Chairman                               1/99-Present
                                                                      President                              1/99-Present
                                                                      Chief Executive Officer                1/99-Present

J. Charles Cardona           Dreyfus Investment Advisors, Inc.++      Chairman of the Board                  2/02-Present
Director and Vice Chairman
                             Boston Safe Advisors, Inc.++             Director                               10/01-Present
                             Dreyfus Service Corporation++            Executive Vice President               2/7-Present
                                                                      Director                               8/00-Present

Steven G. Elliott            Mellon Financial Corporation+            Director                               1/01-Present
Director                                                              Senior Vice Chairman                   1/99-Present
                                                                      Chief Financial Officer                1/90-Present
                             Mellon Bank, N.A.+                       Director                               1/01-Present
                                                                      Senior Vice Chairman                   3/98-Present
                                                                      Chief Financial Officer                1/90-Present

                             Mellon EFT Services Corporation          Director                               10/98-Present
                             Mellon Bank Center, 8th Floor
                             1735 Market Street
                             Philadelphia, PA 19103
                             Mellon Financial Services Corporation    Director                               1/96-Present
                             #1                                       Vice President                         1/96-Present
                             Mellon Bank Center, 8th Floor
                             1735 Market Street
                             Philadelphia, PA 19103
                             Allomon Corporation                      Director                               12/87-Present
                             Two Mellon Bank Center
                             Pittsburgh, PA 15259
                             Mellon Funding Corporation+                                                     1/88-Present
                                                                      Chief Executive Officer                8/87-6/01
                                                                      Director                               8/87-Present
                                                                      President                              8/87-6/01
                             Mellon Overseas Investments              Director                               4/88-7/02
                             Corporation+
                             Mellon Financial Markets, Inc.+          Director                               1/99-Present
                             Mellon Ventures, Inc. +                  Director                               1/99-Present

David F. Lamere              Mellon Financial Corporation +           Vice Chairman                          9/01-Present
Director
                             Wellington-Medford II Properties, Inc.   President and Director                 2/99-Present
                             Medford, MA
                             TBC Securities Co., Inc.                 President and Director                 2/99-Present
                             Medford, MA
                             The Boston Company, Inc. *               Chairman & CEO                         1/99-Present
                             Boston Safe Deposit and Trust Company*   Chairman & CEO                         1/99-Present
                             Newton Management Limited London,        Director                               10/98 - Present
                             England
                             Laurel Capital Advisors, LLP+            Executive Committee Member             8/98-Present
                             Mellon Bank, N.A. +                      Vice Chairman                          9/01-Present
                                                                      Exec. Management Group                 8/01-Present
                                                                      Exec. Vice President                   4/98--9/01
                             Mellon United National Bank
                             2875 Northeast 191st Street              Director                               11/98-Present
                             North Miami, FL 33180                    President                              3/99-12/02
                             Mellon Asset Holding's, Inc. +           Director                               6/99-12/02

                             Mellon Global Investing Corp. +          President                              1/00-Present

Martin G. McGuinn            Mellon Financial Corporation+            Chairman                               1/99-Present
Director                                                              Chief Executive Officer                1/99-Present
                                                                      Director                               1/98-Present
                             Mellon Bank, N. A. +                     Chairman                               3/98-Present
                                                                      Chief Executive Officer                3/98-Present
                                                                      Director                               1/98-Present

Michael G. Millard           Lighthouse Growth Advisors LLC++         Member, Board of Managers              9/02-Present
Director and President                                                Vice President                         9/02-11/02
                             Dreyfus Service Corporation++            Chairman of the Board                  4/02-Present
                                                                      Chief Executive Officer                4/02-Present
                                                                      Director                               8/00-Present
                                                                      Executive Vice President               8/00--5/02

                             Dreyfus Service Organization, Inc.       Director                               4/02-Present
                             Dreyfus Insurance Agency of              Director                               4/02-Present
                             Massachusetts, Inc.++
                             Founders Asset Management LLC****        Member, Board of Managers              5/01-Present
                             Boston Safe Advisors, Inc. ++            Director                               10/01-Present
                             MBSC LLC++                               Manager, Board of Directors            3/03-Present
Ronald P. O'Hanley           Mellon Financial Corporation+            Vice Chairman                          6/01-Present
Vice Chairman and
Director
                             Mellon Bank, N.A. +                      Vice Chairman                          6/01-Present
                             Mellon Growth Advisors, LLC*             Senior Vice President                  2/97-6/01
                             TBC General Partner, LLC*                Board Member                           1/02-7/03
                             Standish Mellon Asset Management         President                              7/03-Present
                             Holdings, LLC                            Board Member                           7/01-7/03
                             One Financial Center
                             Boston, MA 02211
                             Standish-Mellon Asset Management         Board Member                           7/01-Present
                             Company, LLC
                             One Financial Center
                             Boston, MA 02211
                             Franklin Portfolio Holdings, Inc.*       Director                               12/00-Present
                             Franklin Portfolio Associates, LLC*      Director                               4/97-Present
                             Pareto Partners (NY)                     Partner Representative                 2/00-Present
                             505 Park Avenue
                             NY, NY 10022

                             Buck Consultants, Inc.++                 Director                               7/97-Present
                             Newton Management Limited                Executive Committee Member             10/98-Present
                             London, England                          Director                               10/98-Present
                             Mellon Global Investments Japan Ltd.     Non-Resident Director                  11/98-Present
                             Tokyo, Japan
                             TBCAM Holdings, Inc.*                    Director                               1/98-Present
                             Fixed Income (MA) Trust*                 Trustee                                6/03-Present
                             Fixed Income (DE) Trust*                 Trustee                                6/03-Present
                             Boston Safe Advisors, Inc. ++            Chairman                               6/97--10/01
                                                                      Director                               2/97--10/01
                             Pareto Partners                          Partner Representative                 5/97-Present
                             271 Regent Street
                             London, England W1R 8PP
                             Mellon Capital Management                Director                               2/97-Present
                             Corporation***
                             Certus Asset Advisors Corp.**            Director                               2/97-7/03
                             Mellon Bond Associates, LLP+             Executive Committee Member             1/98-7/03
                                                                      Chairman                               1/98-7/03
                             Mellon Equity Associates, LLP+           Executive Committee Member             1/98-Present
                                                                      Chairman                               1/98-Present
                             Mellon Global Investing Corp. *          Director                               5/97-Present
                                                                      Chairman                               5/97-Present
                                                                      Chief Executive Officer                5/97-Present
                             Mellon Financial Corporation*            Director                               3/97-8/01

J. David Officer             Dreyfus Service Corporation++            President                              3/00-Present
Vice Chairman and
Director                                                              Director                               3/99-Present
                             MBSC, LLC++                              Manager, Board of Managers and         4/02-Present
                                                                      President
                             Boston Safe Advisors, Inc.++             Director                               10/01-Present
                             Dreyfus Transfer, Inc.++                 Chairman and Director                  2/02-Present
                             Dreyfus Service Organization, Inc.++     Director                               3/99-Present
                             Dreyfus Insurance Agency of              Director                               5/98-Present
                             Massachusetts, Inc.++
                             Dreyfus Brokerage Services, Inc.         Chairman                               3/99-1/02
                             6500 Wilshire Boulevard, 8th Floor,
                             Los Angeles, CA 90048
                             Seven Six Seven Agency, Inc.++           Director                               10/98-Present
                             Mellon Residential Funding Corp.+        Director                               4/97-Present
                             Mellon Bank, N.A.+                       Executive Vice President               7/96-Present
                             Mellon United National Bank              Director                               3/98-Present
                             1399 SW 1st Ave., Suite 400
                             Miami, Florida
                             Dreyfus Financial Services Corp. +       Director                               9/96-4/02
                             Dreyfus Investment Services              Chairman and
                             Corporation+                             Chief Executive Officer                6/99-4/02
                                                                      Manager, Chairman
                                                                      and Chief Executive Officer            11/01-12/02

Richard W. Sabo              Founders Asset Management, LLC****       President                              12/98-Present
Director                                                              Chief Executive Officer                12/98-Present

Diane P. Durnin              Seven Six Seven Agency, Inc.++           Director                               4/02-Present
Executive Vice President

Mark N. Jacobs               Dreyfus Investment Adivsors, Inc.++      Director                               4/97-Present
General Counsel, Executive
Vice President and
Secretary
                             The Dreyfus Trust Company +++            Director                               3/96-Present

                             The TruePenny Corporation++              President                              10/98-Present
                                                                      Director                               3/96-Present

Patrice M. Kozlowski         None
Senior Vice President
-Corporate Communications

William H. Maresca           Lighthouse Growth Advisors LLC++         Member, Board of Managers              9/02-Present
Controller                                                            Vice President and Treasurer           9/02-Present
                             The Dreyfus Trust Company +++            Chief Financial Officer                3/99-Present
                                                                      Treasurer                              9/98-Present
                                                                      Director                               3/97-Present
                             Dreyfus Financial Services               Director                               3/02-4/02
                             Corporation                              Chief Financial Officer and            4/02-Present
                             MBSC, LLC++                              Manager, Board of Managers

                             Boston Safe Advisors, Inc. ++            Chief Financial Officer and Director   10/01-Present
                             Dreyfus Service Corporation++            Chief Financial Officer                12/98-Present
                                                                      Director                               8/00-Present
                             Dreyfus Consumer Credit Corporation ++   Treasurer                              10/98-Present
                             Dreyfus Investment Advisors, Inc. ++     Treasurer                              10/98-Present
                             Dreyfus-Lincoln, Inc.                    Vice President                         10/98-Present
                             c/o Mellon Corporation                   Director                               2/02-Present
                             Two Greenville Center
                             4001 Kennett Pike, Suite 218
                             Greenville, DE 19807
                             The TruePenny Corporation++              Vice President                         10/98-2/03
                                                                      Director                               2/02-2/03
                                                                      Treasurer                              5/00-Present
                             Dreyfus Transfer, Inc. ++                Chief Financial Officer                5/98-Present
                             Dreyfus Service Organization, Inc.++     Treasurer                              3/99-Present
                             Dreyfus Insurance Agency of              Treasurer                              5/99-Present
                             Massachusetts, Inc.++

Mary Beth Leibig             None
Vice President-Human
Resources

Angela E. Price   Vice       None
President

Theodore A. Schacher         Lighthouse Growth Advisors LLC++         Assistant Treasurer                    9/02-Present
Vice President-Tax
                             Dreyfus Service Corporation++            Vice President -Tax                    10/96-Present
                             MBSC, LLC++                              Vice President -Tax                    4/02-Present
                             The Dreyfus Consumer Credit              Chairman                               6/99-Present
                             Corporation ++                           President                              6/99-Present
                             Dreyfus Investment Advisors, Inc.++      Vice President - Tax                   10/96-Present
                             Dreyfus Service Organization, Inc.++     Vice President - Tax                   10/96-Present

Wendy Strutt                 Boston Safe Advisors, Inc.               Chief Operating Officer                3/03-Present
Vice President

Raymond J. Van Cott          Mellon Bank, N.A.                        Vice President                         7/98-Present
Vice President-Information
Systems

James Bitetto                The TruePenny Corporation++              Secretary                              9/98-Present
Assistant Secretary
                             Dreyfus Service Corporation++            Assistant Secretary                    8/98-Present
                             Dreyfus Investment Advisors, Inc.++      Assistant Secretary                    7/98-Present
                             Dreyfus Service Organization, Inc.++     Assistant Secretary                    7/98-Present
                             The Dreyfus Consumer Credit              Vice President and Director            2/02-Present
                             Corporation++

Steven F. Newman             Dreyfus Transfer, Inc. ++                Vice President                         2/97-Present
Assistant Secretary                                                   Director                               2/97-Present
                                                                      Secretary                              2/97-Present
                             Dreyfus Service Organization, Inc.++     Secretary                              7/98-Present

* The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
** The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
*** The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
**** The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+ The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++ The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Item 27.	Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       CitizensSelect Funds
2)       Dreyfus A Bonds Plus, Inc.
3)       Dreyfus Appreciation Fund, Inc.
4)       Dreyfus Balanced Fund, Inc.
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus Bond Funds, Inc.
7)       Dreyfus BASIC U.S. Mortgage Securities Fund
8)       Dreyfus BASIC U.S. Government Money Market Fund
9)       Dreyfus California Intermediate Municipal Bond Fund
10)      Dreyfus California Tax Exempt Bond Fund, Inc.
11)      Dreyfus California Tax Exempt Money Market Fund
12)      Dreyfus Cash Management
13)      Dreyfus Cash Management Plus, Inc.
14)      Dreyfus Connecticut Intermediate Municipal Bond Fund
15)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)      Dreyfus Fixed Income Securities
17)      Dreyfus Florida Intermediate Municipal Bond Fund
18)      Dreyfus Florida Municipal Money Market Fund
19)      Dreyfus Founders Funds, Inc.
20)      The Dreyfus Fund Incorporated
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Index Funds, Inc.
27)      Dreyfus Institutional Cash Advantage Funds
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Funds
30)      Dreyfus Insured Municipal Bond Fund, Inc.
31)      Dreyfus Intermediate Municipal Bond Fund, Inc.
32)      Dreyfus International Funds, Inc.
33)      Dreyfus Investment Bond Funds, Inc.
34)      Dreyfus Investment Portfolios
35)      The Dreyfus/Laurel Funds, Inc.
36)      The Dreyfus/Laurel Funds Trust
37)      The Dreyfus/Laurel Tax-Free Municipal Funds
38)      Dreyfus LifeTime Portfolios, Inc.
39)      Dreyfus Liquid Assets, Inc.
40)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)      Dreyfus Massachusetts Municipal Money Market Fund
42)      Dreyfus Massachusetts Tax Exempt Bond Fund
43)      Dreyfus Midcap Index Fund, Inc.
44)      Dreyfus Money Market Instruments, Inc.
45)      Dreyfus Municipal Bond Fund, Inc.
46)      Dreyfus Municipal Cash Management Plus
47)      Dreyfus Municipal Money Market Fund, Inc.
48)      Dreyfus New Jersey Intermediate Municipal Bond Fund
49)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
50)      Dreyfus New York Municipal Cash Management
51)      Dreyfus New York Tax Exempt Bond Fund, Inc.
52)      Dreyfus New York Tax Exempt Intermediate Bond Fund
53)      Dreyfus New York Tax Exempt Money Market Fund
54)      Dreyfus U.S. Treasury Intermediate Term Fund
55)      Dreyfus U.S. Treasury Long Term Fund
56)      Dreyfus 100% U.S. Treasury Money Market Fund
57)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
58)      Dreyfus Pennsylvania Municipal Money Market Fund
59)      Dreyfus Premier California Municipal Bond Fund
60)      Dreyfus Premier Equity Funds, Inc.
61)      Dreyfus Premier Fixed Income Funds
62)      Dreyfus Premier International Funds, Inc.
63)      Dreyfus Premier GNMA Fund
64)      Dreyfus Premier Municipal Bond Fund
65)      Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66)      Dreyfus Premier New Leaders Fund, Inc.
67)      Dreyfus Premier New York Municipal Bond Fund
68)      Dreyfus Premier Opportunity Funds
69)      Dreyfus Premier State Municipal Bond Fund
70)      Dreyfus Premier Stock Funds
71)      The Dreyfus Premier Third Century Fund, Inc.
72)      Dreyfus Premier Value Equity Funds
73)      Dreyfus Premier Worldwide Growth Fund, Inc.
74)      Dreyfus Short-Intermediate Government Fund
75)      Dreyfus Short-Intermediate Municipal Bond Fund
76)      The Dreyfus Socially Responsible Growth Fund, Inc.
77)      Dreyfus Stock Index Fund, Inc.
78)      Dreyfus Tax Exempt Cash Management
79)      Dreyfus Treasury Cash Management
80)      Dreyfus Treasury Prime Cash Management
81)      Dreyfus Variable Investment Fund
82)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)      General California Municipal Bond Fund, Inc.
84)      General California Municipal Money Market Fund
85)      General Government Securities Money Market Funds, Inc.
86)      General Money Market Fund, Inc.
87)      General Municipal Bond Fund, Inc.
88)      General Municipal Money Market Funds, Inc.
89)      General New York Municipal Bond Fund, Inc.
90)      General New York Municipal Money Market Fund
91)      Mellon Funds Trust
92)      Dreyfus Muncipal Funds, Inc.
(b)

Name and principal Business address      Positions and offices with the Distributor       Positions and Offices with
                                                                                          Registrant
---------------------------------------- ------------------------------------------------ ----------------------------
Michael G. Millard*                      Chief Executive Officer and Chairman of the      None
                                         Board
J. David Officer*                        President and Director                           None
J. Charles Cardona*                      Executive Vice President and Director            None
Anthony DeVivio**                        Executive Vice President and Director            None
James Neiland*                           Executive Vice President and Director            None
Irene Papadoulis**                       Executive Vice President and Director            None
Prasanna Dhore*                          Executive Vice President                         None
Noreen Ross*                             Executive Vice President                         None
Matthew R. Schiffman*                    Executive Vice President and Director            None
William H. Maresca*                      Chief Financial Officer and Director             None
Ken Bradle**                             Senior Vice President                            None
Stephen R. Byers*                        Senior Vice President                            Executive Vice President
Walter Kress*                            Senior Vice President                            None
Matthew Perrone**                        Senior Vice President                            None
Bradley J. Skapyak*                      Senior Vice President                            None
Bret Young*                              Senior Vice President                            None
Jane Knight*                             Chief Legal Officer and Secretary                None
Stephen Storen*                          Chief Compliance Officer                         None
Maria Georgopoulos*                      Vice President - Facilities Management           None
William Germenis*                        Vice President -                                 Anti-Money Laundering
                                                                                          Compliance Officer
Tracy Hopkins*                           Vice President                                   None
Donna Impagliazzo*                       Vice President                                   None
Mary Merkle*                             Vice President                                   None
Paul Molloy*                             Vice President                                   None
James Muir*                              Vice President                                   None
Anthony Nunez*                           Vice President-Finance                           None
Gary Pierce*                             Vice President-Finance                           None
Theodore A. Schachar*                    Vice President - Tax                             None
William Schalda*                         Vice President                                   None
John Shea*                               Vice President-Finance                           None
Susan Verbil*                            Vice President-Finance                           None
William Verity*                          Vice President-Finance                           None
James Windels*                           Vice President                                   Treasurer
James Bitetto*                           Assistant Secretary                              None
Ronald Jamison*                          Assistant Secretary                              None

* Principal business address is 200 Park Avenue, New York, NY 10166.
** Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

Item 28.	Location of Accounts and Records

1.	The Bank of New York, 100 Church Street, New York, New York 10286.
2.	Dreyfus Transfer, Inc., 200 Park Avenue New York, New York 10166.
3.	The Dreyfus Corporation, 200 Park Avenue New York, New York 10166.

Item 29.	Management Services

           Not Applicable.

Item 30.	Undertakings

           None.

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 9th day of March, 2004.

DREYFUS PREMIER MUNICIPAL BOND FUND BY: /s/Stephen E. Canter* Stephen E. Canter, President

           Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/Stephen E. Canter*                   President (Principal Executive            3/9/04
Stephen E. Canter                                  Officer)

/s/James Windels*                       Treasurer (Principal Financial            3/9/04
James Windels                               and Accounting Officer)

/s/Joseph S. DiMartino*                     Chairman of the Board                 3/9/04
Joseph S. DiMartino

/s/Clifford L. Alexander, Jr.*                   Board Member                     3/9/04
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*                               Board Member                     3/9/04
Peggy C. Davis

/s/Ernest Kafka*                                 Board Member                     3/9/04
Ernest Kafka

/s/Nathan Leventhal*                             Board Member                     3/9/04
Nathan Leventhal

*BY:  /s/Michael A. Rosenberg
         Michael A. Rosenberg
         Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(e) Form of Distribution Agreement.

(h) Form of Shareholder Services Plan.

(m) Form of Distribution Plan.

(n) Form of Rule 18f-3 Plan.

(p) Code of Ethics.